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                                                                  Exhibit 10.28

                         INTERNATIONAL STEEL GROUP INC.

                               FIFTH AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

                  This FIFTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of June 21, 2004 (this "AMENDMENT"), is entered into by and among INTERNATIONAL STEEL GROUP INC., a Delaware corporation (the "COMPANY"), ISG ACQUISITION INC., ISG CLEVELAND INC., ISG HENNEPIN INC., ISG INDIANA HARBOR INC., ISG WARREN INC., ISG RIVERDALE INC., ISG PLATE LLC (F/K/A ISG PLATE INC.), ISG PIEDMONT LLC (F/K/A ISG PIEDMONT INC.), ISG BURNS HARBOR LLC (F/K/A ISG BURNS HARBOR INC.), ISG SPARROWS POINT LLC (F/K/A ISG SPARROWS POINT INC.), ISG STEELTON LLC (F/K/A ISG STEELTON INC.), and ISG LACKAWANNA LLC (F/K/A ISG LACKAWANNA INC.) (each a "BORROWER" and collectively, the "BORROWERS"), the CREDIT SUPPORT PARTIES listed on the signature pages hereto, the Lenders listed on the signature pages hereto, UBS AG, STAMFORD BRANCH, as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent (in such capacity, "SYNDICATION AGENT"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"), FLEET CAPITAL CORPORATION, as Co-Documentation Agent and LASALLE BANK NATIONAL ASSOCIATION, as Co-Documentation Agent, and is made with reference to that certain Credit and Guaranty Agreement, dated as of May 7, 2003 (as amended through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

                  WHEREAS, the Company and the Borrowers have requested that the Lenders agree to make amendments to certain provisions of the Credit Agreement in connection with the Company's proposed purchase of substantially all of the assets of Georgetown Steel Company LLC, pursuant to that certain Asset Purchase Agreement dated as of May 3, 2004 and as amended through the date hereof;

                  WHEREAS, the Lenders have agreed to amend certain provisions of the Credit Agreement, in each case in the manner, and on the terms and conditions, provided for herein.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


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SECTION I.      AMENDMENTS TO CREDIT AGREEMENT

         Upon satisfaction of the conditions set forth in Section III herein, the Credit Agreement shall be amended as follows in this Section I:

         A. AMENDMENTS TO SECTION 1: DEFINITIONS

                           (i) The definitions of "CONSOLIDATED CAPITAL EXPENDITURES" and "PERMITTED ACQUISITION" in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                           "'CONSOLIDATED CAPITAL EXPENDITURES' means, for any period, the aggregate of all expenditures of the Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in "purchase of property and equipment" or similar items reflected in the consolidated statement of cash flows of the Company and its Subsidiaries (other than any expenditures of the Company and its Subsidiaries in connection with the Weirton Acquisition and the Georgetown Acquisition); provided, that payments in respect of the lease between ISG Burns Harbor Inc., as lessee, and DTE Burns Harbor, L.L.C., as lessor, of the No.1 coke battery located at ISG Burns Harbor Inc.'s steel-making plant in the town of Burns Harbor, Indiana shall not be deemed to be Consolidated Capital Expenditures hereunder."

                           "'PERMITTED ACQUISITION' means any acquisition by the Company or any of its wholly-owned Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Capital Stock of, or a business line or unit or a division of, any Person; provided,

                           (a) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

                           (b) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations;

                           (c) in the case of the acquisition of Capital Stock, all of the Capital Stock (except for any such Securities in the nature of directors' qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Subsidiary of the Company in connection with such acquisition shall be owned 100% by the Company and/or one or more Guarantor Subsidiaries thereof, and the Company shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of the Company, each of the actions set forth in Sections 5.10, as applicable;

                           (d) the Company and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.8 on a pro forma basis after giving effect to such acquisition as of the last day of the Fiscal Quarter most recently ended, for which


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         financial statements have been delivered pursuant to Section 5.1(b) or
         Section 5.1(c) (as determined in accordance with Section 6.8(f)); provided, that with respect to the Weirton Acquisition, the Company shall only be required to demonstrate pro forma compliance with the financial covenants set forth in Section 6.8 in accordance with the modified pro forma compliance statements delivered to the Administrative Agent and the Lenders on the Third Amendment Effective Date; provided further, that with respect to the Georgetown Acquisition, the Company shall not be required to demonstrate pro forma compliance with the financial covenants set forth in Section 6.8 after giving effect to such acquisition;

                           (e)      the Company shall have delivered to
         Administrative Agent at least fifteen (15) Business Days prior to such proposed acquisition, a Compliance Certificate evidencing compliance with Section 6.8 as required under clause (d) above, together with all relevant financial information with respect to such acquired assets, including, without limitation, the aggregate consideration for such acquisition and any other information required to demonstrate compliance with Section 6.8; and

                           (f) any Person or assets or division as acquired in accordance herewith (y) shall be in substantially the same business or lines of business in which the Company and/or its Subsidiaries are engaged in as of the Closing Date or that are related or complimentary thereto (other than the coal mine business) and (z) shall have generated positive cash flow for the four quarter period most recently ended prior to the date of such acquisition.

         Notwithstanding any of the foregoing to the contrary, it is understood and agreed that the Company shall not be required to comply with the requirements set forth in clauses (e) and (f)(z) above with respect to the Weirton Acquisition and the Georgetown Acquisition."

                           (ii) Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in proper alphabetical sequence:

                           "'FIFTH AMENDMENT' means that certain Fifth Amendment and Limited Waiver to Credit and Guaranty Agreement dated as of June [ ], 2004, among the Company, Borrowers, Administrative Agent, Syndication Agent, Collateral Agent, Documentation Agent and the financial institutions and the Credit Support Parties listed on the signature pages thereto."

                           "'FIFTH AMENDMENT EFFECTIVE DATE' means the Fifth Amendment Effective Date, as defined in the Fifth Amendment."

                           "'GEORGETOWN ACQUISITION' means ISG Georgetown's purchase of substantially all of the assets of Georgetown Steel Company LLC."

                           "'ISG GEORGETOWN' means ISG Georgetown Inc., a Delaware corporation."


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         B. AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS

                           (i) Section 5 of the Credit Agreement is hereby amended by deleting Section 5.10(a) in its entirety and replacing it with the following:

                           "(a)     Domestic Subsidiaries. In the event that any
         Person becomes a Domestic Subsidiary of the Company (other than a Specified Subsidiary), the Company shall (i) promptly cause such Domestic Subsidiary to become a Guarantor hereunder and a Grantor under the Pledge and Security Agreement by executing and delivering to Administrative Agent and Collateral Agent a Counterpart Agreement, and
         (ii) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), 3.1(h), 3.1(j) and 3.1(m); provided that, if any such Person becomes a material operating Subsidiary of the Company, it shall become a "Borrower" hereunder, pursuant to the execution and delivery of a joinder agreement in form and substance reasonably acceptable to each Agent, directly by as well as complying with (ii) above; provided, further, that notwithstanding any of the foregoing to the contrary, any Subsidiaries acquired or created in connection with the Weirton Acquisition and the Georgetown Acquisition (including ISG Weirton and ISG Georgetown) shall only be required to become Guarantors hereunder and shall upon the acquisition or creation of such Subsidiaries (or promptly thereafter) cause each such Subsidiary to become a Guarantor hereunder and a Grantor under the Pledge and Security Agreement by executing and delivering to the Administrative Agent and Collateral Agent a Counterpart Agreement."

                           (ii) Section 5 of the Credit Agreement is hereby further amended to add the following paragraph at the conclusion of
         Section 5.15:

                           "Notwithstanding any of the foregoing to the contrary, none of the Company, ISG Weirton, ISG Georgetown nor any other Subsidiary of the Company shall be required to comply with the requirements set forth in this Section 5.15 in connection with either the Weirton Acquisition or the Georgetown Acquisition."

SECTION II.     CONDITIONS PRECEDENT TO EFFECTIVENESS

                  The amendments set forth in Section I hereof shall be effective on and as of the date hereof (the "FIFTH AMENDMENT EFFECTIVE DATE") upon the satisfaction, or waiver by the Requisite Lenders, on or after the date hereof, of the following conditions:

                           (i) The Company, the Borrowers, the other Credit Parties and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

                           (ii) The Administrative Agent shall have received a certificate from the Company, certifying that as of the Fifth Amendment Effective Date, the representations and warranties contained in Section III herein and in the other Credit Documents are true


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         and correct in all material respects on and as of the Fifth Amendment
         Effective Date to the same extent as though made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date.

                           (iii) The Administrative Agent shall have received a certificate from the Company, certifying that as of the Fifth Amendment Effective Date (after giving effect to the amendments contained herein), no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

                           (iv) The Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Administrative Agent or Lenders may have reasonably requested prior to the date hereof.

SECTION III.    REPRESENTATIONS AND WARRANTIES

         A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment has been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

         C. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         D. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT DOCUMENTS. The representations and warranties contained in the Credit Documents are and will be true and correct in all material respects on and as of the Fifth Amendment Effective Date (after giving effect to the amendments and waivers contained herein) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date .

         E. ABSENCE OF DEFAULT. No event has occurred and is continuing (after giving effect to the amendments and waivers contained herein) or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.     ACKNOWLEDGMENT AND CONSENT


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                  Each of the Company, each wholly-owned Domestic Subsidiary of the Company (other than the Borrowers and the Specified Subsidiaries) and ISG Real Estate Inc. has (i) guaranteed the Obligations and (ii) (other than ISG Real Estate Inc.) created Liens in favor of Lenders on the Collateral to secure the Obligations subject to the terms and provisions of the Credit Agreement. Each of the Company, ISG Real Estate Inc., and each wholly-owned Domestic Subsidiary of the Company who has guaranteed the Obligations are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with and subject to the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of, and in accordance with and subject to, the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

                  Each Credit Support Party acknowledges and agrees that all of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party (other than the Company) is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party (other than the Company) to any future amendments to the Credit Agreement.


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

SECTION V.      MISCELLANEOUS

         A. BINDING EFFECT. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

         B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         C. REFERENCE TO CREDIT AGREEMENT. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         E. EXECUTION. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

         F. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         G. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         H. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Administrative Agent and the Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY                                   INTERNATIONAL STEEL GROUP INC.



                                          By: /s/  Brian D. Kurtz
                                             ----------------------------------
                                             Name:  Brian D. Kurtz
                                             Title: Vice President, Finance and
                                                    Treasurer

BORROWERS                                 ISG ACQUISITION INC.
                                          ISG CLEVELAND INC.
                                          ISG HENNEPIN INC.
                                          ISG INDIANA HARBOR INC.
                                          ISG WARREN INC.
                                          ISG RIVERDALE INC.
                                          ISG PLATE LLC
                                          ISG PIEDMONT LLC
                                          ISG BURNS HARBOR LLC
                                          ISG SPARROWS POINT LLC
                                          ISG STEELTON LLC
                                          ISG LACKAWANNA LLC



                                          By: /s/  Brian D. Kurtz
                                             ----------------------------------
                                             Name:  Brian D. Kurtz
                                             Title: Vice President and
                                                    Assistant Secretary

CREDIT SUPPORT PARTIES
                                          ISG RAILWAYS INC.
                                          ISG/EGL HOLDING COMPANY
                                          ISG CLEVELAND WORKS RAILWAY COMPANY
                                          ISG SOUTH CHICAGO & INDIANA HARBOR
                                            RAILWAY COMPANY
                                          ISG VENTURE INC.
                                          ISG SALES INC.
                                          ISG CLEVELAND WEST INC.
                                          ISG CLEVELAND WEST PROPERTIES INC.
                                          ISG TECHNOLOGIES INC.
                                          ISG REAL ESTATE INC.
                                          ISG HIBBING INC.
                                          HIBBING TACONITE HOLDING INC.
                                          ISG PLATE SERVICES LLC
                                          ISG SPARROWS POINT SERVICES LLC
                                          ISG BURNS HARBOR SERVICES LLC
                                          ISG LACKAWANNA SERVICES LLC
                                          ISG STEELTON SERVICES LLC



                                          By: /s/  Brian D. Kurtz
                                             ----------------------------------
                                             Name:  Brian D. Kurtz
                                             Title: Vice President and
                                                    Assistant Secretary

ADMINISTRATIVE AGENT AND ISSUING BANK     UBS AG, STAMFORD BRANCH



                                          By: /s/ Wilfred V. Saint
                                             ----------------------------------
                                             Name:  Wilfred V. Saint
                                             Title: Director
                                                    Banking Products Services,
                                                    US



                                          By: /s/ Juan Zuniga
                                             ----------------------------------
                                             Name:  Juan Zuniga
                                             Title: Associate Director
                                                    Banking Products Services,
                                                    US

LENDER AND SWING LINE LENDER              UBS AG, CAYMAN ISLANDS BRANCH



                                          By: /s/ Wilfred V. Saint
                                             ----------------------------------
                                             Name:  Wilfred V. Saint
                                             Title: Director
                                                    Banking Products Services,
                                                    US



                                          By: /s/ Juan Zuniga
                                             ----------------------------------
                                             Name:  Juan Zuniga
                                             Title: Associate Director
                                                    Banking Products Services,
                                                    US

                                                         FIFTH AMENDMENT TO THE
                                                  CREDIT AND GUARANTY AGREEMENT

                                          To approve the Fifth Amendment:


Syndication Agent                         Name of Institution:


                                          Goldman Sachs



                                          By: /s/ Bruce H. Mendelshon
                                             ----------------------------------
                                             Name:  Bruce H. Mendelshon
                                             Title: Authorized Signatory

                                                         FIFTH AMENDMENT TO THE
                                                  CREDIT AND GUARANTY AGREEMENT

                                          To approve the Fifth Amendment:


Collateral Agent                          Name of Institution:


                                          The CIT Group/Business Credit, Inc.



                                          By: /s/ George Louis McKinley
                                             ----------------------------------
                                             Name:  George Louis McKinley
                                             Title: Vice President

                                                         FIFTH AMENDMENT TO THE
                                                  CREDIT AND GUARANTY AGREEMENT

                                          To approve the Fifth Amendment:


Co-Documentation Agent                    Name of Institution:


                                          LaSalle Bank National Association



                                          By: /s/ Keith J. Cable
                                             ----------------------------------
                                             Name:  Keith J. Cable
                                             Title: Vice President